Exhibit 10(a)


INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Post-Effective Amendment No. 1 to Registration Statement No. 333-102293 of Allstate Financial Advisors Separate Account I of Allstate Life Insurance Company on Form N-4 of our report dated February 5, 2003 relating to the consolidated financial statements and the related financial statement schedules of Allstate Life Insurance Company, and our reports dated March 7, 2003 relating to the financial statements of Allstate Financial Advisors Separate Account I, Northbrook Variable Annuity Account, and Northbrook Variable Annuity Account II (which reports express an unqualified opinion and include an explanatory paragraph relating to the merger of Northbrook Life Insurance Company into Allstate Life Insurance Company described in Note 3 to the financial statements), appearing in the Statement of Additional Information (which is incorporated by reference in the Prospectus of Allstate Financial Advisors Separate Account I), which is part of such Registration Statement, and to the reference to us under the heading "Experts" in such Statement of Additional Information.


/s/ Deloitte & Touche LLP

Chicago, Illinois
April  17, 2003

Exhibit 10(b)



                                   CONSENT OF
                                 FOLEY & LARDNER


         We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectus included in Post-Effective Amendment 1 to the Form N-4 Registration Statement of Allstate Financial Advisors Separate Account I (File No. 333-102293).


                                            /s/  Foley & Lardner
                                                 FOLEY & LARDNER


Washington, D.C.
March 26, 2003